UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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Diebold, Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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DIEBOLD, INCORPORATED
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
ATTN C HESSE
5995 MAYFAIR ROAD
P.O BOX 3077
NORTH CANTON OH 44720-8077
Shareholder Meeting to be held on 04/23/09

Proxy Materials Available
•	Notice and Proxy Statement
•	Annual Report to Shareholders
•	Proxy Card
•	The Proxy Statement and Annual Report to Shareholders are available at www proxyvote.com

PROXY MATERIALS — VIEW OR RECEIVE

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge for you for requesting a copy. Please make your request for a copy as instructed below on or before April 9, 2009 to facilitate timely delivery.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit: www proxyvote com

HOW TO REQUEST A COPY OF MATERIALS

1)	BY INTERNET - www proxyvote com
2)	BY TELEPHONE - 1-800-579-1639
3)	BY E-MAIL* - sendmaterial@proxyvote com
*lf requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	04/23/09

Meeting Time:	10:00 A.M., ET
For holders as of:	02/27/09

Meeting Location:

Sheraton Suites
1989 Front Street
Cuyahoga Falls, Ohio 44221

How To Vote

Vote In Person
Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M Eastern Time the day before the meeting date Have your notice in hand when you access the web site and follow the instructions.

Voting items

The Board of Directors recommends a vote “FOR” these items.
1	To elect nine Directors Nominees:

01)	Phillip R Cox	06)	Eric J Roorda
02)	Richard L. Crandall	07)	Thomas W Swidarski
03)	Gale S. Fitzgerald	08)	Henry D.G Wallace
04)	Phillip B. Lassiter	09)	Alan J Weber
05)	John N. Lauer
2	To ratify the appointment of KPMG LLP as the Company’s independent auditors for the year 2009

3	To approve the Company’s Amended and Restated 1991 Equity and Performance Incentive Plan